HERITAGE CASH TRUST

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED APRIL 25, 2008

TO THE PROSPECTUS DATED NOVEMBER 1, 2007

Effective May 1, 2008, the first paragraph of the section entitled “Accounts With Below-Minimum Balances” on page P-12 is replaced with the following:

Accounts participating in a brokerage sweep program are subject to the account minimums set by the sponsoring brokerage firm (“program sponsor”).  Your program sponsor may have different minimum balance requirements than those stated in this Prospectus.  As a result, your fund shares may be redeemed at the program sponsor’s direction if your account does not meet these minimums.  For additional information, contact your financial advisor.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE